Residential REIT ETF

Schedule of Investments

October 31, 2024 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 94.9%	Shares	Value
American Homes 4 Rent - Class A	8,997	$317,054
Apartment Investment and Management Co. - Class A	39,147	330,401
AvalonBay Communities, Inc.	1,552	343,939
BRT Apartments Corp.	19,168	311,097
Camden Property Trust	2,842	329,075
CareTrust REIT, Inc.	11,240	367,211
Centerspace	4,888	340,498
Elme Communities	20,044	338,142
Equity LifeStyle Properties, Inc.	4,950	347,094
Equity Residential	4,694	330,317
Essex Property Trust, Inc.	1,184	336,090
Extra Space Storage, Inc.	1,951	318,598
Independence Realty Trust, Inc.	17,403	341,447
Invitation Homes, Inc.	10,054	315,796
Mid-America Apartment Communities, Inc.	2,217	335,521
NexPoint Residential Trust, Inc.	8,068	336,032
Public Storage	972	319,846
Sun Communities, Inc.	2,601	345,101
UDR, Inc.	7,673	323,724
UMH Properties, Inc.	17,923	334,264
Veris Residential, Inc.	19,664	323,866
Welltower, Inc.	2,708	365,255
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,354,803)		7,350,368

SHORT-TERM INVESTMENTS - 5.1%
Money Market Funds - 5.1%
First American Government Obligations Fund - Class X, 4.78% (a)	397,903	397,903
TOTAL SHORT-TERM INVESTMENTS (Cost $397,903)		397,903

TOTAL INVESTMENTS - 100.0% (Cost $7,752,706)		7,748,271
Liabilities in Excess of Other Assets - (0.0)% (b)		(2,434)
TOTAL NET ASSETS - 100.0%		$7,745,837

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of October 31, 2024.
(b)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2024:

Residential REIT ETF

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$7,350,368	$—	$—	$7,350,368
Money Market Funds	397,903	—	—	397,903
Total Investments	$7,748,271	$—	$—	$7,748,271

Refer to the Schedule of Investments for further disaggregation of investment categories.